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                                CIGNA FUNDS GROUP

                          Supplement To Charter Funds/SM/
                          Prospectus dated May 1, 2000



1. The last paragraph in the "Sub-Advisers" section is deleted and replaced with the following paragraph. The Sub-Advisers section begins on page 34 of the prospectus.

          The funds received an exemptive order from the Securities and Exchange Commission that permits the funds, without prior approval from shareholders, to change the terms of an advisory agreement with a sub-adviser or hire a new sub-adviser, either as a replacement for an existing sub-adviser or as an additional sub-adviser. Any significant change in a fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the funds' overall investment adviser, TimesSquare Capital Management may provide investment advisory services to each fund at any time.



2. TimesSquare Capital Management is now responsible for providing investment advisory services to the Charter Small Company Stock Growth Fund. TimesSquare Capital Management has terminated the sub-advisory agreement with Fiduciary International, Inc. All references in the prospectus to Fiduciary International, Inc. are deleted. The fund's investment objective and strategies remain the same. Grant R. Babyak and Yvette Bockstein continue to serve as the portfolio managers for the Charter Small Company Stock Growth Fund. Mr. Babyak and Ms. Bockstein have joined TimesSquare Capital Management as Managing Directors.